UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2006

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 -- Departure of Directors or Principal Officers; Appointment of Principal Officers.

On August 28, 2006, David P. Lahaie resigned as a member of our Board of Directors. Mr. Lahaie was a member of our Audit Committee. Mr. Lahaie did not indicate that his decision to resign was caused by a disagreement relating to our operations, policies or practices.

Item 7.01 -- Regulation FD Disclosure.

On August 31, 2006, our Chairman and CEO sent to our shareholders and to members of the business and investment community a newsletter discussing recent business developments and commenting on recent speculation in internet chat rooms regarding our company. A copy of the newsletter is furnished herewith as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01 -- Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	ThermoEnergy Corporation Newsletter, Vol. 2, No. 1, August 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2006

THERMOENERGY CORPORATION (Registrant)

By:	/s/ Andrew T. Melton
Name: Andrew T. Melton
Title: Executive Vice President and Chief Financial Officer

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